[AIM LOGO APPEARS HERE]          AIM LIMITED
                                 MATURITY
                                 TREASURY SHARES

                                 SEMIANNUAL REPORT              JANUARY 31, 1997

[PHOTO FROM COVER]




ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Shares' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a widely known credit rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition and management. Funds are rated from the highest quality (AAA) to lowest quality (CCC).
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                      ------------------------------------
                              AIM LIMITED MATURITY
                                TREASURY SHARES

                         For shareholders who seek
                        high monthly income free from
                               state taxes while
                       maintaining relative stability of
                        principal by investing only in
                      U.S. Treasury notes with maturities
                            of three years or less.
                      ------------------------------------

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                        The Chairman's Letter


                     Dear Fellow Shareholder:

                     As we begin 1997, the parallels to last year are striking.
                     The economy is growing at a moderate rate, corporate
                     earnings remain healthy, and inflation is modest.  Such
                     an environment is ideal for financial investments.
    [PHOTO OF            Still, many suggest, as we do, that 1997 will be
    Charles T.       marked by continued uncertainty and short-term volatility.
      Bauer,         And as the market's performance continues to exceed
   Chairman of       historical averages, some advise that a correction is
   the Board of      overdue.
    THE FUND,            We believe the best way to achieve your investment
  APPEARS HERE]      goals in uncertain markets is to follow a few basic
                     strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
    Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
    Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
    Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
    In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive, performance when measured against benchmark indexes and peer group performance.
    We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's award-winning Web site at http://www.aimfunds.com.


Sincerely,

/s/  CHARLES T. BAUER

Charles T. Bauer
Chairman

                    ---------------------------------------
                          In rapidly changing markets,
                                   you need
                         an investment professional
                                 on your side
                                who can explain
                             what is happening and
                      how your portfolio may be affected.
                    ---------------------------------------

The Managers' Overview

FUND BENEFITS FROM DISCIPLINED APPROACH

-------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Shares for the six-month period ended January 31, 1997.

Q. HOW DID AIM LIMITED MATURITY TREASURY SHARES PERFORM DURING THE REPORTING PERIOD?

A. The Fund continued to provide steady monthly income exempt from state income taxes while maintaining a stable share price.
         As of January 31, 1997, the Fund's 30-day yield was 5.25%, when calculated on maximum offering price. The Fund posted a six-month total return of 3.29%. During the reporting period, net asset value per share remained within a range of $9.95 to $10.06.
         The Fund had an average quality rating of AAAf, the highest such rating assigned by Standard & Poor's Corporation (S&P), a widely known credit-rating agency.

Q.   WHAT WERE THE MAJOR TRENDS IN THE FIXED-INCOME MARKETS DURING THE PERIOD?

A. Volatility dominated the fixed-income markets. The yield on the two-year U.S. Treasury note ranged from a high of 6.40% early in September to a low of 5.58% late in November. At the end of the reporting period, the yield of the two-year Treasury note was 5.92%.

Q.   WHAT WAS BEHIND THE VOLATILITY?

A. In August and September, fixed-income investors were concerned that the Federal Reserve Board might raise interest rates to slow economic growth and forestall inflation. That caused bond prices to fall and yields to rise.
         However, the Fed left interest rates unchanged as evidence mounted that the economy was growing at a reasonable rate and inflation was mild. The bond market staged a rally in September that continued into December until inflation concerns resurfaced, sending bond prices lower and yields higher. Bond prices continued to decline in January until the release of reassuring economic data toward the end of the month sparked another market rally.

Q.   IN SUCH AN ENVIRONMENT, DID YOU MANAGE THE FUND DIFFERENTLY?

A. Despite the volatility in fixed-income markets, the Fund adhered to its disciplined strategy of remaining focused on the one- to two-year maturity range of the yield curve. The yield curve is a representation of the yields of fixed-income securities of the same quality with short-, intermediate-, and long-term maturities. Yields tend to increase along with maturities as investors demand higher interest rates for assuming longer-term risk.
         A I M Capital Management, Inc. conducted a comprehensive study covering the period from 1973 to 1992 which showed that the most favorable return/risk ratio is in the one- to two-year maturity range of the yield curve, the point where it tends to steepen. For example, Treasury notes in this maturity range tend to have approximately 80-90% of the yield of the 30-year


Stability of Net Asset Value

January 1988-1997


       12/87        9.93           7/92       10.21
        1/88        9.99          10/92       10.17
        4/88        9.92           1/93       10.20
        7/88        9.84           4/93       10.24
       10/88        9.86           7/93       10.20
        1/89        9.74          10/93       10.17
        4/89        9.72           1/94       10.15
        7/89        9.88           4/94        9.95
       10/89        9.83           7/94        9.96
        1/90        9.76          10/94        9.89
        4/90        9.68           1/95        9.86
        7/90        9.82           4/95        9.95
       10/90        9.84           7/95       10.03
        1/91        9.92          10/95       10.05
        4/91        9.95           1/96       10.12
        7/91        9.95           4/96        9.98
       10/91       10.09           7/96        9.97
        1/92       10.15          10/96       10.05
        4/92       10.11           1/97       10.03

Source: Towers Data Systems HYPO--Registered Trademark--. The Fund's average annual total returns for the one- and five-year periods ended 12/31/96, and since inception (12/15/87) were 4.73%, 4.98%, and 6.65%, respectively. There is no guarantee the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

           See important Fund & index disclosures inside front cover.

     Treasury bond, but only about one-quarter to one-third of the risk. The Fund maintains a laddered maturity structure within this one- to two-year segment of the yield curve.

Q.   HOW IS A LADDERED MATURITY STRUCTURE MAINTAINED?

A. The Fund purchases two-year U.S. Treasury notes and holds them for 13 months. They are then sold, and the proceeds are used to purchase new two-year U.S. Treasury notes. About 8% of the Fund's portfolio is turned over every month. Consequently, the Fund consistently remains invested over the entire stretch of the one- to two-year maturity range of the yield curve. This strategy helps the Fund maintain share price stability, as shown in the chart on page 2.

Q.   HOW DOES THIS APPROACH ENHANCE PRICE STABILITY?

A. It keeps the duration of the Fund relatively short. Funds with shorter durations tend to be less sensitive to market fluctuations in price. As of January 31, 1997, the Fund had a duration of 1.4 years. Maintaining a short duration has been responsible for the Fund's stability. Since its inception in 1987, the Fund has generated a positive return for every fiscal year.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. The pace of economic growth will be the key to financial market performance in 1997. At the close of 1996, economic growth appeared to have settled at an annual rate of 2.4%. In recent testimony before the House Budget Committee, Fed Chairman Alan Greenspan said, "We believe that the most likely prospect is for continued sustainable economic growth accompanied by low and stable inflation."
       While the economy is growing at a reasonable rate without measurable inflation, analysts anticipate that an increase in interest rates may be likely over the near term. However, if this positive environment can be sustained, the results should be favorable for all investors. Should economic performance deviate from current expectations, the Fund's disciplined approach to investing should perform well even in more volatile times.

Yield Curve -- U.S. Treasury Securities

AIM Limited Maturity Treasury Shares has generated a positive total return for every fiscal year since its inception in 1987. One reason is that it uses a strategy of "rolling down the yield curve" to take advantage of potential price appreciation. The most favorable risk/return ratio tends to be in the one- to two-year maturity range of the yield curve. The Fund purchases two-year U.S. Treasury notes and holds them for 13 months. At that point, they are sold and the proceeds are used to purchase new two-year notes. Over time, this strategy has helped to reduce volatility and enhance portfolio exposure to the most attractive part of the yield curve.

As of 1/31/97

3 Months         5.142%
6 Months         5.273
1 Year           5.567  )
2 Year           5.917  )  Area of Investment Focus
3 Years          6.038  )
5 Years          6.254
10 Years         6.503
30 Years         6.794

                           Source: Bloomberg.



           See important Fund & Index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

January 31, 1997
(Unaudited)

                                                                            PRINCIPAL
                                                                             AMOUNT           MARKET
                                                              MATURITY       (000S)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-99.27%

5.125%                                                        02/28/98       $34,550       $ 34,353,756
-------------------------------------------------------------------------------------------------------
6.125%                                                        03/31/98        33,625         33,790,435
-------------------------------------------------------------------------------------------------------
5.875%                                                        04/30/98        33,100         33,162,228
-------------------------------------------------------------------------------------------------------
6.00%                                                         05/31/98        34,000         34,108,460
-------------------------------------------------------------------------------------------------------
6.25%                                                         06/30/98        34,330         34,557,608
-------------------------------------------------------------------------------------------------------
6.25%                                                         07/31/98        33,300         33,520,779
-------------------------------------------------------------------------------------------------------
6.125%                                                        08/31/98        33,300         33,453,180
-------------------------------------------------------------------------------------------------------
6.00%                                                         09/30/98        33,350         33,432,041
-------------------------------------------------------------------------------------------------------
5.875%                                                        10/31/98        34,250         34,246,233
-------------------------------------------------------------------------------------------------------
5.625%                                                        11/30/98        34,300         34,148,737
-------------------------------------------------------------------------------------------------------
5.75%                                                         12/31/98        33,810         33,732,913
-------------------------------------------------------------------------------------------------------
5.875%                                                        01/31/99        33,400         33,376,620
-------------------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities                                                     405,882,990
-------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-99.27%                                                           405,882,990
-------------------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-0.73%                                                  2,967,455
-------------------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                                $408,850,445
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $404,897,126)                           $  405,882,990
--------------------------------------------------------
Cash                                                 816
--------------------------------------------------------
Receivables for:
  Fund shares sold                               778,166
--------------------------------------------------------
  Interest                                     5,052,942
--------------------------------------------------------
Investment in deferred compensation plan          16,938
--------------------------------------------------------
Other assets                                     120,325
--------------------------------------------------------
    Total assets                             411,852,177
--------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                       2,029,305
--------------------------------------------------------
  Dividends                                      715,081
--------------------------------------------------------
  Deferred compensation                           16,938
--------------------------------------------------------
Accrued advisory fees                             71,339
--------------------------------------------------------
Accrued distribution fees                         50,009
--------------------------------------------------------
Accrued transfer agent fees                       42,310
--------------------------------------------------------
Accrued operating expenses                        76,750
--------------------------------------------------------
    Total liabilities                          3,001,732
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  408,850,445
========================================================

                       INSTITUTIONAL       AIM
                          SHARES          SHARES          FUND
NET ASSETS:              $44,563,960   $364,286,485   $408,850,445
==================================================================
Shares outstanding,
  $0.01 par value per
  share                    4,444,371     36,330,348     40,774,719
==================================================================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  SHARE                                               $      10.03
==================================================================

OFFERING PRICE PER SHARE:

  (Net asset value of $10.03 divided by 99.00%)       $      10.13
==================================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 1997
(Unaudited)


INVESTMENT INCOME:

Interest                                    $12,495,613
-------------------------------------------------------

EXPENSES:

Advisory fees                                   431,679
-------------------------------------------------------
Administrative service fees                      33,388
-------------------------------------------------------
Custodian fees                                   22,096
-------------------------------------------------------
Transfer agent fees - Institutional Shares        2,887
-------------------------------------------------------
Transfer agent fees - AIM Shares                180,550
-------------------------------------------------------
Trustees' fees and expenses                       5,284
-------------------------------------------------------
Distribution fees (See note 2)                  275,637
-------------------------------------------------------
Other                                           136,058
-------------------------------------------------------
      Total expenses                          1,087,579
-------------------------------------------------------
Less: Expenses paid indirectly                   (3,082)
-------------------------------------------------------
      Net expenses                            1,084,497
-------------------------------------------------------
Net investment income                        11,411,116
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

Realized gain (loss) on sales of
  investment securities                        (573,799)
-------------------------------------------------------
Unrealized appreciation of investment
  securities                                  3,267,146
-------------------------------------------------------
      Net gain on investment securities       2,693,347
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $14,104,463
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 1997 and the year ended July 31, 1996 (Unaudited)

                                                              JANUARY 31,        JULY 31,
                                                                  1997             1996
OPERATIONS:

  Net investment income                                       $ 11,411,116    $   25,817,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (573,799)        3,022,827
--------------------------------------------------------------------------------------------
  Net unrealized (depreciation) appreciation of investment
    securities                                                   3,267,146        (6,292,910)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        14,104,463        22,547,288
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                          (1,758,703)       (8,084,170)
--------------------------------------------------------------------------------------------
  AIM Shares                                                    (9,652,413)      (17,733,201)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:

  Institutional Shares                                         (99,588,985)       14,818,211
--------------------------------------------------------------------------------------------
  AIM Shares                                                     3,230,278        86,957,303
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (93,665,360)       98,505,431
--------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          502,515,805       404,010,374
--------------------------------------------------------------------------------------------
  End of period                                               $408,850,445    $  502,515,805
============================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $415,441,713    $  511,800,420
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (7,577,132)       (7,003,333)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                     985,864        (2,281,282)
--------------------------------------------------------------------------------------------
                                                              $408,850,445    $  502,515,805
============================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $6,725,562, which expires, if not previously utilized, through the year 2004.
E. Expenses--Distribution and transfer agency fees directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1997, the Fund reimbursed AIM $33,388 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the AIM Shares. During the six months ended January 31, 1997, AFS was paid $81,963 for such services. During the six months ended January 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $2,887 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Fund received deductions in transfer agency fees payable to AFS of $2,846 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $236 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $3,082 during the six months ended January 31, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended January 31, 1997, the Fund paid AIM Distributors $275,637 as compensation under the Plan.
  AIM Distributors received commissions of $70,810 during the six months ended January 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the six months ended January 31, 1997, the Fund paid legal fees of $3,713 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1997, the Fund did not borrow under the line of credit agreement.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1997 was $265,619,537 and $359,203,560, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of January 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  1,199,348
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (285,205)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $    914,143
=========================================================
Cost of investments for tax purposes is $404,968,847.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1997 and the year ended July 31, 1996 were as follows:

                                                                 JANUARY 31, 1997                JULY 31, 1996
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  AIM shares                                                 10,702,190   $ 107,026,942    25,131,827   $ 252,267,687
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                        1,272,979      12,735,864     5,925,940      59,531,203
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  AIM shares                                                    770,734       7,936,295     1,451,553      14,553,507
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                           14,359         143,470       113,885       1,142,722
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  AIM shares                                                (11,152,926)   (111,732,959)  (17,942,356)   (179,863,891)
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                      (11,231,886)   (112,468,319)   (4,566,815)    (45,855,714)
---------------------------------------------------------------------------------------------------------------------
                                                             (9,624,550)  $ (96,358,707)   10,114,034   $ 101,775,514
=====================================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of AIM Shares outstanding during the six months ended January 31, 1997, each of the years in the two-year period ended July 31, 1996, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and the period December 15, 1987 (date operations commenced) through August 31, 1988.

                                                                      JULY 31,                        AUGUST 31,
                                             JANUARY 31,      ------------------------------   ------------------------------
                                                1997            1996       1995       1994       1993       1992       1991
                                             -----------      --------   --------   --------   --------   --------   --------
Net asset value, beginning of period          $    9.97       $  10.03   $   9.96   $  10.24   $  10.21   $  10.01   $   9.79
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                            0.27           0.55       0.54       0.35       0.42       0.58       0.72
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.06          (0.06)      0.07      (0.20)      0.05       0.29       0.22
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
    Total from investment operations               0.33           0.49       0.61       0.15       0.47       0.87       0.94
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income            (0.27)         (0.55)     (0.54)     (0.35)     (0.42)     (0.58)     (0.72)
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
  Distributions from net realized capital
    gains                                            --             --         --      (0.08)     (0.02)     (0.09)        --
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
    Total distributions                           (0.27)         (0.55)     (0.54)     (0.43)     (0.44)     (0.67)     (0.72)
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
Net asset value, end of period                $   10.03       $   9.97   $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
===========================================   =========       ========   ========   ========   ========   ========   ========
Total return(a)                                   3.29%          4.98%      6.36%      1.52%      4.65%      8.93%      9.95%
===========================================   =========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $ 364,286       $359,048   $274,480   $329,942   $348,937   $260,454   $131,880
===========================================   =========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets           0.54%(b)(c)    0.54%      0.51%      0.47%(d)   0.46%      0.48%      0.54%
===========================================   =========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
  net assets                                      5.27%(b)       5.45%      5.44%      3.75%(d)    4.07%     5.60%      7.25%
===========================================   =========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                             61%           117%       120%       120%       123%       120%       215%
===========================================   =========       ========   ========   ========   ========   ========   ========
Borrowings for the period:
  Amount of debt outstanding at end of
    period (000s omitted)                            --             --         --         --         --         --         --
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
  Average amount of debt outstanding during
    the period (000s omitted)(g)                     --             --         --         --         --         --         --
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
  Average number of shares outstanding
    during the period (000s omitted)(g)          36,385         32,350     28,337     34,101     30,416     18,378     10,559
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------
  Average amount of debt per share during
    the period                                       --             --         --         --         --         --         --
-------------------------------------------   ---------       --------   --------   --------   --------   --------   --------


                                                       AUGUST 31,
                                             ------------------------------
                                               1990       1989       1988
                                             --------   --------   --------
Net asset value, beginning of period         $  9.78    $  9.80    $  9.92
-------------------------------------------  -------    -------    -------
Income from investment operations:
  Net investment income                         0.77       0.84       0.52
-------------------------------------------  -------    -------    -------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.01      (0.02)     (0.12)
-------------------------------------------  -------    -------    -------
    Total from investment operations            0.78       0.82       0.40
-------------------------------------------  -------    -------    -------
Less distributions:
  Dividends from net investment income         (0.77)     (0.84)     (0.52)
-------------------------------------------  -------    -------    -------
  Distributions from net realized capital
    gains                                         --         --         --
-------------------------------------------  -------    -------    -------
    Total distributions                        (0.77)     (0.84)     (0.52)
-------------------------------------------  -------    -------    -------
Net asset value, end of period               $  9.79    $  9.78    $  9.80
===========================================  =======   ========   ========
Total return(a)                                8.32%      8.71%      4.11%
===========================================  =======   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $79,871    $70,781    $62,342
===========================================  =======   ========   ========
Ratio of expenses to average net assets        0.50%(e)   0.45%(f)   0.35%(d)(f)
===========================================  =======   ========   ========
Ratio of net investment income to average
  net assets                                   7.90%(e)   8.59%(f)   7.02%(d)(f)
===========================================  =======   ========   ========
Portfolio turnover rate                         193%       220%       141%
===========================================  =======   ========   ========
Borrowings for the period:
  Amount of debt outstanding at end of
    period (000s omitted)                         --    $ 9,943    $19,232
-------------------------------------------  -------    -------    -------
  Average amount of debt outstanding during
    the period (000s omitted)(g)             $ 5,101    $14,301    $ 4,110
-------------------------------------------  -------    -------    -------
  Average number of shares outstanding
    during the period (000s omitted)(g)        7,389      7,295      2,429
-------------------------------------------  -------    -------    -------
  Average amount of debt per share during
    the period                               $  0.69    $  1.96    $  1.69
-------------------------------------------  -------    -------    -------

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are annualized and based on average net assets of $364,520,172.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.
(e) After waiver of advisory fees.
(f)  After waiver of advisory fees and expense reimbursements.
(g) Averages computed on a daily basis.

NOTE 8-SUBSEQUENT EVENT

On February 28, 1997, A I M Management Group Inc. ("AIM Management") merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor.

                                                            Trustees & Officers


BOARD OF DIRECTORS                                    OFFICERS                                 OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                 Suite 1919
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                INVESTMENT ADVISOR
Formerly Director, President and
Chief Executive Officer                               John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                               Suite 1919
Owen Daly II                                          Carol F. Relihan                         Houston, TX 77046
Director                                              Senior Vice President and Secretary
Cortland Trust Inc.                                                                            TRANSFER AGENT
                                                      Gary T. Crum
Carl Frischling                                       Senior Vice President                    A I M Fund Services, Inc.
Partner                                                                                        P. O. Box 4739
Kramer, Levin, Naftalis & Frankel                     Melville B. Cox                          Houston, TX 77210-4739
                                                      Vice President
Robert H. Graham                                                                               CUSTODIAN
President and Chief Operating Officer                 Karen Dunn Kelly
A I M Management Group Inc.                           Vice President                           The Bank of New York
                                                                                               90 Washington Street, 11th Floor
John F. Kroeger                                       Dana R. Sutton                           New York, NY 10286
Formerly Consultant                                   Vice President and Assistant Treasurer
Wendell & Stockel Associates, Inc.                                                             COUNSEL TO THE FUND
                                                      P. Michelle Grace
Lewis F. Pennock                                      Assistant Secretary                      Ballard Spahr
Attorney                                                                                       Andrews & Ingersoll
                                                      David L. Kite                            1735 Market Street
Ian W. Robinson                                       Assistant Secretary                      Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                                    Nancy L. Martin                          COUNSEL TO THE TRUSTEES
Chief Financial Officer                               Assistant Secretary
Bell Atlantic Management                                                                       Kramer, Levin, Naftalis & Frankel
Services, Inc.                                        Ofelia M. Mayo                           919 Third Avenue
                                                      Assistant Secretary                      New York, NY 10022
Louis S. Sklar
Executive Vice President                              Kathleen J. Pflueger                     DISTRIBUTOR
Hines Interests                                       Assistant Secretary
Limited Partnership                                                                            A I M Distributors, Inc.
                                                      Samuel D. Sirko                          11 Greenway Plaza
                                                      Assistant Secretary                      Suite 1919
                                                                                               Houston, TX 77046
                                                      Stephen I. Winer
                                                      Assistant Secretary

                                                      Mary J. Benson
                                                      Assistant Treasurer






                                        THE AIM FAMILY OF FUNDS--REGISTERED
                                        TRADEMARK--

                                        AGGRESSIVE GROWTH
                                        AIM Aggressive Growth Fund*
                                        AIM Capital Development Fund
                                        AIM Constellation Fund
                                        AIM Global Aggressive Growth Fund

                                        GROWTH
                                        AIM Blue Chip Fund
                                        AIM Global Growth Fund
                                        AIM Growth Fund
                                        AIM International Equity Fund
                                        AIM Value Fund
                                        AIM Weingarten Fund

                                        GROWTH AND INCOME
                                        AIM Balanced Fund
                                        AIM Charter Fund
         [PHOTO OF BUILDING]
                                        INCOME AND GROWTH
                                        AIM Global Utilities Fund

                                        HIGH CURRENT INCOME
                                        AIM High Yield Fund

                                        CURRENT INCOME
                                        AIM Global Income Fund
                                        AIM Income Fund

                                        CURRENT TAX-FREE INCOME
                                        AIM Municipal Bond Fund
                                        AIM Tax-Exempt Bond Fund of CT
                                        AIM Tax-Free Intermediate Shares

                                        CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                        AIM Intermediate Government Fund

                                        HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                        AIM Limited Maturity Treasury Shares

                                        STABILITY, LIQUIDITY, AND CURRENT INCOME
                                        AIM Money Market Fund

                                        STABILITY, LIQUIDITY, AND CURRENT
                                          TAX-FREE INCOME
                                        AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has pro-
vided leadership in the mutual fund
industry since 1976 and manages
approximately $70 billion in assets
for more than 3.5 million share-
holders, including individual           *AIM Aggressive Growth Fund was closed
investors, corporate clients, and       to new investors on July 18, 1995.
financial institutions as of March 6,   For more complete information about
1997. The AIM Family of Funds           any AIM Fund(s), including sales
--Registered Trademark-- is             charges and expenses, ask your
distributed nationwide, and AIM today   financial consultant or securities
ranks among the nation's top 15         dealer for a free prospectus(es).
mutual fund companies in assets under   Please read the prospectus(es)
management, according to Lipper         carefully before you invest or
Analytical Services, Inc.               send money.



                                                     ----------------
                                                        BULK RATE
[AIM LOGO APPEARS HERE]                                U.S. POSTAGE
                                                          PAID
                                                      HOUSTON, TEXAS
A I M Distributors, Inc.                              Permit No. 100
11 Greenway Plaza, Suite 100                         ----------------
Houston, TX 77046
